UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2026

Hypha Labs, Inc.

(Exact Name of Small Business Issuer as Specified in Its Charter)

Nevada	27-3601979	14-1598200
State or Other Jurisdiction of Incorporation of Organization)	(Commission File Number)	(IRS Employer Identification Number)

5940 S. Rainbow Blvd. Las Vegas, NV	89118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 527-2060

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

The Board of Directors of Hypha Labs, Inc. (the “Company”) conducted a search to determine the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2026.

On January 27, 2026, the Board approved: (i) the engagement of Astra Audit and Advisory, LLC (“Astra”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2026; and (ii) the dismissal of Fruci & Associates II, PLLC (“Fruci”), the Company’s current independent registered public accounting firm.

Fruci’s reports on the Company’s financial statements for the fiscal years ended September 30, 2024 and 2025 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified to audit scope or accounting principles but did include explanatory paragraphs and footnotes questioning the Company’s ability to continue as a going concern. During the period of Fruci’s engagement as the Company’s independent registered public accounting firm, there were no disagreements as defined in Item 304 of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Fruci would have caused it to make reference in connection with any opinion to the subject matter of the disagreement. Furthermore, during the engagement of Fruci, there were no reportable events, as defined under Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that Fruci furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements contained in this Form 8-K. A copy of this letter is filed as Exhibit 16.1 to this report.

During the fiscal years ended September 30, 2024 and September 30, 2025 and the subsequent interim periods through December 31, 2025, neither the Company nor anyone on its behalf has consulted with Astra regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Astra concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any matter that was a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter From Fruci & Associates II, PLLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPHA LABS, INC.

Dated: January 30, 2026	/s/ A. Stone Douglas
A. Stone Douglas
Chief Executive Officer